RS Investment Trust

Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Amended and Restated Supplement to the Prospectus (Class A, C, K, Y shares),

dated May 1, 2015

Effective July 15, 2015, the following is added to the Prospectus as a new section (on page 135) after the section titled “Disclosure of Portfolio Holdings”:

Board Resolutions

The Board of Trustees of the Trust has rescinded a resolution adopted on October 5, 2004 that required the Funds to comply with the specific governance requirements set forth in the Assurance of Discontinuance entered into between RS Investment Management, L.P. (now, RS Investment Management Co. LLC (“RS Investments”)) and the Attorney General of the State of New York (the “Assurance of Discontinuance”). The obligations under the Assurance of Discontinuance applicable to RS Investments will continue in effect.

RS Emerging Markets Small Cap Fund

Investment Team

Effective July 1, 2015, Maria Freund, CFA joined the investment team of the Fund as a portfolio manager, and the section titled “Management of the Fund — Investment Team” in the RS Emerging Markets Small Cap Fund Summary (on page 68) was amended and restated in its entirety as follows:

Michael Reynal has been a portfolio manager of the Fund since its inception. Michael Ade, CFA and Peter Luo, CFA have each been a portfolio manager of the Fund since January 2015. Maria Freund, CFA has been a portfolio manager of the Fund since July 2015 and an analyst of the Fund since its inception.

Investment Team Biographical Information

Effective July 1, 2015, the following information was added under the section titled “Investment Team Biographical Information” (on page 120):

Maria Freund, CFA

Maria Freund has been a portfolio manager of RS Emerging Markets Small Cap Fund since 2015. Prior to joining RS Investments in 2012, she was an analyst at Principal Global Investors for the emerging markets team. Previously, she was an analyst at Principal Global Investors for the international developed team, having joined the firm in 2003. Maria holds a B.A. in finance and international business from Loras College, and an M.B.A from the Tippie College of Business at the University of Iowa. Maria is a CFA Charterholder.

RS Investment Trust

RS Mid Cap Growth Fund

Effective May 1, 2015, RS Investments contractually agreed through April 30, 2016, to limit the expenses of Class Y shares of RS Mid Cap Growth Fund. The Fund’s annual fund operating expenses table and the tables showing example costs of investing in the Fund (beginning on page 38 of the Prospectus) were amended and restated in their entirety as follows:

Annual Fund Operating Expenses

(EXPENSES ARE DEDUCTED FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

Share Class	Class A	Class C	Class K	Class Y

Management Fees	0.85%	0.85%	0.85%	0.85%

Distribution (12b-1) Fees	0.25%	1.00%	0.65%	N/A

Other Expenses	0.28%	0.37%	0.35%	0.26%

Total Annual Fund Operating Expenses[3]	1.38%	2.22%	1.85%	1.11%

Fee Waiver/Expenses Reimbursement[3]	-0.18%	-0.11%	-0.05%	-0.16%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.20%	2.11%	1.80%	0.95%

1	Deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase.
2	Deferred sales load applies for shares sold within one year of purchase.
3	RS Investments has contractually agreed to pay or reimburse the Fund’s expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.20% for Class A shares, 2.11% for Class C shares, 1.80% for Class K shares, and 0.95% for Class Y shares. This expense limitation will continue through April 30, 2016 and cannot be terminated by RS Investments prior to that date without the action or consent of the Fund’s Board of Trustees.

Assuming Redemption at End of Period

	Class A	Class C	Class K	Class Y
1 Year	$591	$314	$183	$97
3 Years	$874	$684	$577	$337
5 Years	$1,178	$1,180	$996	$596
10 Years	$2,039	$2,546	$2,165	$1,337

Assuming No Redemption

	Class A	Class C	Class K	Class Y
1 Year	$591	$214	$183	$97
3 Years	$874	$684	$577	$337
5 Years	$1,178	$1,180	$996	$596
10 Years	$2,039	$2,546	$2,165	$1,337

RS Investment Trust

In addition, effective May 1, 2015, the impact on returns information for RS Mid Cap Growth Fund under the section of the Prospectus titled “Example of the Impact of Annual Fund Operating Expenses on Fund Returns” (on page 117) was amended and restated in its entirety as follows:

Example of the Impact of Annual Fund Operating Expenses on Fund Returns (based on a $10,000 investment and a 5% annual return)
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
RS Mid Cap Growth Fund
Class A Shares
Expenses	$591	$139	$144	$149	$155	$160	$166	$172	$178	$185	$2,039
Impact on Return	$613	$167	$180	$195	$210	$226	$242	$261	$280	$300	$2,673
Class C Shares
Expenses	$214	$232	$238	$245	$251	$258	$266	$273	$281	$288	$2,546
Impact on Return	$211	$239	$257	$277	$297	$319	$342	$366	$392	$419	$3,120
Class K Shares
Expenses	$183	$194	$200	$206	$213	$220	$226	$234	$241	$249	$2,165
Impact on Return	$180	$200	$216	$233	$251	$270	$290	$312	$335	$359	$2,646
Class Y Shares
Expenses	$97	$118	$122	$127	$132	$137	$142	$148	$154	$160	$1,337
Impact on Return	$95	$120	$131	$142	$154	$167	$180	$195	$210	$226	$1,620

July 15, 2015